UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 26, 2017

  DDR Corp.

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 26, 2017, DDR Corp. (the “Company”) issued a quarterly financial supplement containing financial and property information of the Company (“Quarterly Supplement”) for the three and six months ended June 30, 2017, which includes a News Release containing financial results of the Company and announcement of a webcast presentation. A copy of the Company’s Quarterly Financial Supplement dated June 30, 2017, is attached hereto as Exhibit 99.1 and a copy of the webcast presentation is furnished as Exhibit 99.2 to this report, both of which are incorporated herein by reference. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Quarterly financial supplement dated as of June 30, 2017.
99.2	Webcast presentation dated as of July 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ Christa A. Vesy
Name:	Christa A. Vesy
Title:	Executive Vice President and Chief Accounting Officer

Date:    July 26, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Quarterly financial supplement dated as of June 30, 2017.
99.2	Webcast presentation dated as of July 26, 2017.